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                       CONNECTIVITY PRODUCTS INCORPORATED

                                FOURTH AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This FOURTH AMENDMENT (this "Amendment"), dated as of March 31, 1997, is among CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower"), NBD BANK as Administrative Agent (the "Administrative Agent"), THE FIRST NATIONAL BANK OF BOSTON as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Co-Agents") for the lending institutions (the "Banks") listed on Schedule 1 to the Credit Agreement (as hereinafter defined) and the Banks.

         WHEREAS, the Borrower, the Banks and the Co-Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as amended by the First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 26, 1996, the Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 30, 1996, and the [First Amendment of Certain Security Documents and Subordination Agreement and] Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 24, 1997, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to and may issue letters of credit for the benefit of the Borrower; and

         WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SECTION 2. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Sections 11.2, 11.3 and 11.5 of the Credit Agreement are amended by deleting such Sections 11.2, 11.3 and 11.5 and restating them in their entirety as follows:

                  11.2 Senior Funded Debt to EBITDA. The Borrower will not permit the ratio of Senior Funded Debt to Consolidated EBITDA as at the end of any Reference Period ending on March 31, 1997, June 30, 1997 or September 30, 1997, to exceed 4.25:1.00; provided, however, if Consolidated EBITDA shall equal or exceed $9,000,000 as at the end of any Reference Period ending on
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                                       -2-

                  March 31, 1997, June 30, 1997 or September 30, 1997 (the first such date on which Consolidated EBITDA equals or exceeds $9,000,000 hereinafter referred to as the "Reset Date"), from and after the earlier of the Reset Date and December 30, 1997, the Borrower will not permit such ratio as at the end of any Reference Period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

                  ------------------------------------------------------------------------
                     Period                                               Ratio
                  ------------------------------------------------------------------------

                  ------------------------------------------------------------------------
                  Reference Period                                        4.00:1.00
                  Ending 3/31/97*
                  ------------------------------------------------------------------------
                  Reference Period                                        4.00:1.00
                  Ending 6/30/97*
                  ------------------------------------------------------------------------
                  Reference Period                                        4.00:1.00
                  Ending 9/30/97*
                  ------------------------------------------------------------------------
                  Reference Period                                        4.00:1.00
                  Ending 12/31/97
                  ------------------------------------------------------------------------
                  01/01/98 to 12/31/98                                    3.25:1.00
                  ------------------------------------------------------------------------
                  Thereafter                                              2.50:1.00
                  ------------------------------------------------------------------------

                  ------------------------------------------------------------------------
                  *Effective only if the Reset Date shall have occurred.
                  ------------------------------------------------------------------------

                  11.3 Total Funded Debt to EBITDA. The Borrower will not permit the ratio Total Funded Debt to Consolidated EBITDA as at the end of any Reference Period ending on March 31, 1997, June 30, 1997 or September 30, 1997 to exceed 5.00:1.00; provided, however, from and after the earlier of Reset Date and December 31, 1997, the Borrower will not permit such ratio as at the end of any Reference Period described in the table below to exceed the ratio set forth opposite such period in such table:

                  ------------------------------------------------------------------------
                     Period                                               Ratio
                  ------------------------------------------------------------------------

                  ------------------------------------------------------------------------
                  Reference Period                                        5.25:1.00
                  Ending 3/31/97*
                  ------------------------------------------------------------------------
                  Reference Period                                        5.25:1.00
                  Ending 6/30/97*
                  ------------------------------------------------------------------------
                  Reference Period                                        5.25:1.00
                  Ending 9/30/97*
                  ------------------------------------------------------------------------
                  Reference Period                                        5.25:1.00
                  Ending 12/31/97
                  ------------------------------------------------------------------------
                  01/01/98 to 12/31/98                                    4.25:1.00
                  ------------------------------------------------------------------------
                  Thereafter                                              3.50:1.00
                  ------------------------------------------------------------------------

                  ------------------------------------------------------------------------
                  *Effective only if the Reset Date shall have occurred.
                  ------------------------------------------------------------------------

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                                       -3-

                  11.5 Fixed Charge Coverage Ratio. The Borrower will not, as at the end of any Reference Period ending during any period described in the table set forth below, permit the ratio of
                  (i) the sum of (A) Consolidated EBITDA, plus (B) Rental Obligations with respect to all operating leases for equipment of the Borrower and its Subsidiaries made during such period, minus (C) Non-Discretionary Capital Expenditures made during such period to (ii) the sum of (A) Consolidated Total Interest Expense for such period, plus (B) all mandatory scheduled payments of the Term Loan A and the Term Loan B, plus (C) Rental Obligations with respect to all operating leases of the Borrower and its Subsidiaries made during such period, plus
                  (D) all cash taxes and dividends paid during such period, including without limitation, Distributions solely for the payment of the Borrower's tax obligation permitted pursuant to
                  Section 10.4, to be less than the ratio set forth opposite such period in such table:


                  -----------------------------------------------------------------
                         Period                                           Ratio
                  -----------------------------------------------------------------

                  -----------------------------------------------------------------
                  01/01/97 to 03/31/97                                  1.15:1.00
                  -----------------------------------------------------------------
                  04/01/97 to 09/30/97                                  1.10:1.00
                  -----------------------------------------------------------------
                  10/01/97 to 12/31/97                                  1.05:1.00
                  -----------------------------------------------------------------
                  01/01/98 to 03/31/98                                  1.10:1.00
                  -----------------------------------------------------------------
                  04/01/98 to 06/30/98                                  1.15:1.00
                  -----------------------------------------------------------------
                  07/01/98 to 09/30/98                                  1.20:1.00
                  -----------------------------------------------------------------
                  10/01/98 to 12/31/98                                  1.25:1.00
                  -----------------------------------------------------------------
                       Thereafter                                       1.30:1.00
                  -----------------------------------------------------------------

                  (b) Section 11 of the Credit Agreement is further amended by adding the following new Section 11.7:

                           11.7 Minimum EBITDA. The Borrower will not permit
                  Consolidated EBITDA as at the end of the Reference Period ending on December 31, 1997 to be less than $9,000,000.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of this Amendment executed by each of the Borrower, the Banks and the Co-Agents.

         SECTION 4. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Co-Agents, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby.

         Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Co-Agents and the Banks as follows:
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                                       -4-

                  (a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower, or to the extent that such representations and warranties relate expressly to an earlier date.

                  (b) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

                  (c) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (d) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

         SECTION 6. NO OTHER AMENDMENTS OR WAIVERS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

         SECTION 7. EXPENSES. Pursuant to Section 17 of the Credit Agreement, all costs and expenses incurred or sustained by the Co-Agents in connection with this Amendment, including the fees and disbursements of legal counsel for the Co-Agents in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

         SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

         SECTION 9. MISCELLANEOUS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS
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                                       -5-

APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.




                 [REMAINDER OF PAGE IS LEFT INTENTIONALLY BLANK]
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                  CONNECTIVITY PRODUCTS
                                  INCORPORATED


                                  By:    /s/  Gregory C. Kowert
                                       ----------------------------------------
                                       Gregory C. Kowert
                                       Senior Vice President


                                  NBD BANK, individually and as
                                  Administrative Agent


                                  By:    /s/  Erik W. Bakker
                                       ----------------------------------------
                                       Erik W. Bakker
                                       Vice President


                                  THE FIRST NATIONAL BANK
                                  OF BOSTON, individually
                                  and as Documentation Agent


                                  By:    /s/  G. Christopher Miller
                                       ----------------------------------------
                                       G. Christopher Miller
                                       Vice President


                                  FLEET BANK, N.A.


                                  By:    /s/  Eugenie M. Sullivan
                                       ----------------------------------------
                                       Eugenie M. Sullivan
                                       Senior Vice President